Exhibit 10.3
                                 PROMISSORY NOTE


         FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates, and in the amounts so herein stipulated, the undersigned, BlueWater Capital Group, LLC, a Delaware limited liability company, its notice address being at P.O. Box 61268, Houston, TX 77208-1268 (the "Maker"), promises to pay to the order of Calibre Energy, Inc., a Nevada corporation (the "Payee"), at its address of 1667 K Street NW, Suite 1230, Washington, D.C. 20006, the sum of FOUR MILLION DOLLARS AND No/100 ($4,000,000.00) in lawful money of the United States of America, which shall be legal tender, in payment of all debts and dues, public and private, at the time of payment. No interest shall accrue on the principal balance of this promissory note prior to an event of default (the "Note").

         The principal amount under this Note is due and payable in equal monthly installments of $800,000 each, plus all accrued interest. The first such monthly payment shall be due on May 15, 2007, with each of the remaining monthly payments being due on the fifteenth day of each calendar month thereafter, with the balance of all principal and accrued interest under this Note being payable on September, 15, 2007.

         Notwithstanding the foregoing, however, no payments will be required pursuant to this Note subsequent to the payment required on June 15, 2007 unless and until an Information Statement filed by the Payee with the Securities and Exchange Commission (the "SEC") on Schedule 14C (the "Information Statement") relating to the amendment of the Articles of Incorporation of the Company to increase the authorized number of shares of the common stock of the Company to a minimum of 200,000,000 shares shall have become effective. If the payment of any installment hereunder shall be deferred pursuant to this paragraph and the Information Statement filed by the Payee subsequently becomes effective, the obligation of the Maker to pay installments pursuant to the immediately preceding paragraph shall recommence, with the next installment being due on the first day of the next calendar month after Maker's receipt from Payee of written notice of such Information Statement having become effective, with subsequent payments thereafter required on the 1st day of each calendar month thereafter.

         If any of the events specified below (an "event of default") shall occur prior to the full satisfaction of this Note, the Payee may, so long as such condition exists, declare the entire unpaid principal and unpaid accrued interest thereon immediately due and payable, by notice in writing to the Maker:

          (i) The failure of the Maker to pay when due any of the principal or interest payable pursuant to this Promissory Note, which failure is not cured within 7 days of receipt by Maker of Payee's written notice thereof;

          (ii) The institution by the Maker or any guarantor of this Note of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Code, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the employment of a receiver, liquidator, assignee, trustee or other similar official of the Maker, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Maker in furtherance of any such action; or
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         (iii) The  material  breach  or  violation  by  the Maker of any of its agreements or covenants contained in this Promissory Note, other than the payment of principal or interest, or in any other document or agreement between the Maker and the Payee concerning the indebtedness evidenced by this Promissory Note including, but not limited to, that certain Stock Pledge Agreement dated of even date hereof, which breach is not cured within 30 days of written notice thereof to Maker.

         This Note may be prepaid in whole or in part at any time without penalty. All payments received by Payee from Maker upon this Note shall first be applied to the payment of next installments due pursuant to the second paragraph of this Note in the order such payments are due.

         Whenever any payment to be made under this Note shall be stated to be due on a Saturday, Sunday or legal holiday for commercial banks under the laws of the State of Nevada, then such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in the computation of payment of interest hereunder.

         In addition to all principal and accrued interest on this Note, Maker agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding and (b) reasonable attorneys' fees when and if this Note is placed in the hands of an attorney for collection after default.

         Unless otherwise provided by law, Maker and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of protest, notice of dishonor and notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them, and each agrees that his, her or its liability on or with respect to this Note shall not be affected by any release of or change in any security at any time existing or by any failure to perfect or to maintain perfection of any lien on or security interest in any such security.

         It is agreed that time is of the essence of this Note, and that in the event of default in the payment of any installment of principal or interest when due the holder hereof, or if default is made in the payment and performance of any other obligations of Maker to either Payee, Payee may declare the unpaid principal balance plus all accrued but unpaid interest due thereon immediately due and payable without notice, and failure to exercise said option shall not constitute a waiver on the part of the holder of the right to exercise the same at any other time.

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         In the event of default in the making of any payment  herein  provided, either of principal or interest, or in the event the entirety of the indebtedness evidenced hereby is declared due, interest shall accrue at the maximum non-usurious rate permitted by applicable federal or state law from time to time in effect ("Maximum Rate").

         All agreements between the Maker and the Payee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no event, whether by reason of acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the Maximum Rate. If fulfillment of any provision hereof or of any mortgage, loan agreement, or other document evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if the Payee shall ever receive anything of value deemed interest under applicable law which would exceed interest at the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Maker. All sums paid or agreed to be paid to the Payee for the use, forbearance, or detention of the indebtedness of the Maker to the Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the rate of interest on account of such indebtedness is uniform throughout the term thereof. The provisions of this paragraph shall control all agreements between the Maker and the Payee.

         This Note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Nevada and of the United States of America.

         Maker agrees that this Note is performable in Carson City County, Nevada, and waives the right to be sued elsewhere. The Maker (a) consents to submit itself to the personal jurisdiction of any federal court located in Carson City County, State of Nevada, or any Nevada state court situated in Carson City County in the event any dispute arises out of this Note or any of the transactions contemplated herewith, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Note or any of the transactions contemplated herewith in any court other than a federal or state court sitting in the State of Nevada or a Nevada state court, in each case located in Carson City County, Nevada. Maker further irrevocably and unconditionally waives and agrees not to plead or claim any such action or proceeding in any such court or inconvenient forum.

         This Note is secured by the Stock Pledge Agreement between the Maker and the Payee dated the date hereof, and guaranteed by Prentis B. Tomlinson, Jr. pursuant to that certain Guaranty Agreement dated the date hereof.

         This Note may not be assigned by the holder thereof without the consent of the Maker.


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         THIS NOTE REPRESENTS THE FINAL AGREEMENT  BETWEEN THE PARTIES AS TO THE
MATTERS CONTAINED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS  WHEREOF,  Maker has caused this  Promissory  Note to be executed and delivered by its duly authorized representatives, as of April 13, 2007.

                                           MAKER:

                                           BLUEWATER CAPITAL GROUP, LLC


                                           By: The Slattery Trust, its manager
                                           -----------------------------------
                                               Name:
                                               Title: